EXHIBIT 99.9

EXECUTION COPY

PLEDGE AGREEMENT

PLEDGE AGREEMENT, dated as of January 10, 2017 (as amended, restated, amended and restated, supplemented or modified from time to time, this “Agreement”), made by MBIA INC., a Connecticut corporation (the “Pledgor”), in favor of WILMINGTON SAVINGS FUND SOCIETY, FSB, as collateral agent for the Holders of the Securities (in such capacity, together with its successors and assigns, the “Secured Party”) for the Secured Creditors.

RECITALS

A. Pursuant to the Indenture, dated as of the date hereof (as amended, restated, amended and restated, supplemented or modified from time to time, the “Indenture”; capitalized terms used but not defined herein shall have the meanings given such terms in the Indenture), by and among MZ Funding, LLC, a Delaware limited liability company (the “Company”), the Collateral Agent, and Wilmington Savings Fund Society, FSB, as trustee (in such capacity, together with its successors and assigns, the “Trustee”), the Company will from time to time incur the Obligations (as hereinafter defined) and the Holders have agreed to purchase such Securities from the Company. It is a requirement under the Indenture that the Pledgor shall execute and deliver this Agreement to the Secured Party for the benefit of the Secured Creditors.

B. In order to induce the Holders to accept the Securities issued under the Indenture, the Pledgor has agreed to pledge and grant a continuing Lien on the Collateral to secure the Obligations (as hereinafter defined).

C. The Company and the Pledgor are entering into certain other transactions related to the transactions contemplated hereby, including an additional financing of the Company by the Pledgor (the “Inc. Subordinated Financing”) and the possible extension of additional credit to the Company by the Pledgor (the “Additional Subordinated Facility”), such Inc. Subordinated Financing and Additional Subordinated Facility and the transactions contemplated hereby being part of a coordinated financing plan involving the Company and the Pledgor.

Accordingly, the Pledgor hereby agrees as follows:

1. Security Interest.

(a) Grant of Security and Pledge. As security for the Obligations (as hereinafter defined), Pledgor hereby delivers, assigns, pledges, sets over and grants to the Secured Party a first priority security interest in, all of its right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all limited liability company membership interests of the Company, as more fully described on Exhibit A hereto, which is executed by an authorized person of the Pledgor (the “Collateral”).

(b) Security for Obligations. This Agreement secures the payment of all now existing or hereafter arising obligations of the Company and all obligations of the Pledgor and the Company to the Secured Creditors hereunder and under the Note Documents, including the Notes Obligations, to the Secured Party with respect to the Indenture, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not, liquidated or unliquidated, arising by operation of law or otherwise, whether for principal, interest, fees, expenses or otherwise (including, without limitation, interest, fees, costs, or other payments on the Obligations paid or accrued after the commencement of an Insolvency Proceeding and whether or not such claims are deemed allowed or recoverable in any Insolvency Proceeding, and payment of or for adequate protection pursuant to any Insolvency Proceeding), together with all costs of collection or enforcement, including, without limitation, reasonable attorneys’ fees incurred in any collection efforts or in any action or proceeding (all such obligations being the “Obligations”).

(c) Pledgor Remains Liable. This Agreement shall not affect the Pledgor’s liability to perform all of its duties and obligations under the transactions giving rise to the Obligations. The exercise by the Secured Party of any of the rights hereunder shall not release the Pledgor from any of its duties or obligations under the transactions giving rise to the Obligations, which shall remain unchanged as if this Agreement had not been executed. The Secured Party shall not have any obligation or liability under the transactions giving rise to the Obligations by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(d) Continuing Agreement. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations.

2. Title; Liens and Encumbrances. The Pledgor represents and warrants that it is (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will be) the record and beneficial owner of, having (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will have) good and marketable title to, the Collateral pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other person, except the Liens created by this Agreement, and the Pledgor will promptly notify the Secured Party of any such other Lien or claim made or asserted against the Collateral and will defend the Collateral against any such Lien or other claim.

3. State of Organization or Residence; Legal Name. The Pledgor represents and warrants to the Secured Party as follows:

(a) The Pledgor’s state of incorporation is the State of Connecticut. The Pledgor’s chief executive office or principal office, if it is not a registered organization, as such term is defined under the Uniform Commercial Code as in effect in the State of New York, as it may be amended, supplemented or modified from time to time (the “UCC”), is set forth on Schedule I hereto. The Pledgor shall promptly notify the Secured Party of any change in the foregoing representations.

(b) The Pledgor’s registered or legal name is as set forth on Schedule I hereto. The Pledgor currently uses, and during the last five (5) years has used, no other names, including business or trade names, except as set forth on Schedule I hereto. The Pledgor shall not change such name without providing the Secured Party thirty (30) days’ prior written notice.

(c) The grant of the security interest in the Collateral, combined with the filing of financing statements, the execution of control agreements the execution of assignments, and/or possession of the Collateral, each as appropriate, is effective to vest in the Secured Party a valid and perfected first priority security interest, superior to the rights of any person in and to the Collateral as set forth herein.

(d) The execution, delivery and performance by the Pledgor of this Agreement has been duly authorized by all necessary corporate action and does not result in any violation of (i) the terms of Pledgor’s certificate of incorporation, bylaws (as amended, restated, amended and restated, supplemented or modified prior to the date hereof), or other similar documents or (ii) applicable law.

(e) This Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(f) Pledgor is the direct and beneficial owner of the Collateral set forth on Exhibit A hereto and has all governing authority under the operating agreement and certificate of incorporation of the Company.

4. Perfection of Security Interest. The Pledgor shall take any and all actions and make all filings (including the filing of UCC financing statements, continuation statements and amendments thereto) reasonably required to create and maintain, as security for the Obligations, a valid and enforceable perfected Lien and security interest in and on all of the Collateral in favor of the Secured Party for the benefit of the Secured Creditors. The Pledgor authorizes the Secured Party to file all such UCC financing statements and amendments thereto pursuant to the UCC or other notices appropriate under applicable law, as the Secured Party may reasonably require, each in form satisfactory to the Secured Party. Such financing statements and amendments may contain a description of the Collateral as set forth herein or in any generic manner and may describe the Collateral as “all assets” or words of similar effect. The Secured Party may transfer, withdraw or redeem any funds or other property in each deposit account or securities account constituting Collateral without further consent by the Pledgor; provided that the Secured Party will not exercise any of such rights other than during an Event of Default. The Pledgor also shall pay all filing or recording costs with respect thereto, and all costs of filing or recording this Agreement or any other agreement or document executed and delivered pursuant hereto or to the Obligations (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is necessary or desirable. The Pledgor authorizes the Secured Party to take all other actions which the Secured Party may reasonably deem necessary or desirable to perfect or otherwise protect the Liens created hereunder and to obtain the benefits of this Agreement. Notwithstanding anything to the contrary herein or the Intercreditor Agreement, in no event shall the Secured Party be responsible for, or have any duty or obligation with respect to, the recording, filing, registering, creation, perfection, protection or maintenance of the security interests or Liens intended to be created by this Agreement (including without limitation the filing or continuation of any UCC financing statement or continuation statements or similar documents or instruments), nor shall the Secured Party be responsible for, and the Secured Party makes no representation regarding, the validity, effectiveness or priority of the security interests or Liens intended to be created hereby.

5. Covenants Relating to Collateral. Until the Obligations shall have been paid in full, the Pledgor covenants and agrees that if the Pledgor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Collateral, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Secured Party, hold the same in trust for the Secured Party and deliver the same forthwith to the Secured Party in the exact form received, duly indorsed by the Pledgor to the Secured Party, if required, together with an undated assignment covering such certificate duly executed in blank by the Pledgor and with, if the Secured Party so requests, signature guaranteed, to be held by the Secured Party, subject to the terms thereof, as additional collateral security for the Obligations. If any of the foregoing property so distributed in respect of the Collateral shall be received by the Pledgor, the Pledgor shall, until such property is paid or delivered to the Secured Party, hold such property in trust for the Secured Party, segregated from other funds or property of the Pledgor, as additional collateral security for the Obligations.

6. Collections; Other Rights.

(a) Except as provided herein, the Pledgor shall be entitled to receive all cash interest, dividends and distributions paid in respect of the Collateral, and to exercise all voting rights with respect to the Collateral; provided, however, that no vote shall be cast or right exercised or other action taken which would result in any violation of any provision of this Agreement or any other Note Document.

(b) All of the foregoing amounts set forth in paragraph (a) of this Section 6 so collected after the occurrence of and during the continuation of an Event of Default shall be held in trust by the Pledgor for and as the property of the Secured Party, and shall not be commingled with other funds, money or property of the Pledgor.

(c) After the occurrence and during the continuation of an Event of Default, the Pledgor will immediately upon receipt of all such checks, cash or other remittances constituting part of the Collateral or in payment for any Collateral sold, transferred, leased or otherwise disposed of, deliver any such items to the Secured Party accompanied by a remittance report in form supplied or approved by the Secured Party. The Pledgor shall deliver such items in the same form received, endorsed or otherwise assigned by the Pledgor where necessary to permit collection of such items.

7. Events of Default. The occurrence of any one or more Events of Default under the Indenture shall constitute an event of default (“Event of Default”) under this Agreement.

8. Rights and Remedies.

(a) In the event of the occurrence and continuation of any Event of Default, to the extent applicable: (i) the Secured Party may exercise exclusive control over the Collateral; (ii) the Secured Party shall have the right, with or without (to the extent permitted by applicable law) notice to the Pledgor, as to any or all of the Collateral, by any available judicial procedure or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and generally to exercise any and all rights afforded to a secured party under the UCC or other applicable law; (iii) the Secured Party shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker’s board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Secured Party in its sole discretion may deem advisable; (iv) at the Secured Party’s request, the Pledgor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall select, whether or the Pledgor’s premises or elsewhere, and make available to the Secured Party, without rent, all of the Pledgor’s premises and facilities for the purpose of the Secured Party’s taking possession of, removing or putting the Collateral in saleable or disposable form; (v) the Secured Party shall have the right to receive any and all cash interest, dividends, distributions, payments or other proceeds paid in respect of the Collateral and made application thereof to the Obligations in accordance with Section 6.06 of the Indenture and (vi) any or all of the Collateral may be registered in the name of the Secured Party or its nominee and they may thereafter exercise (x) all voting, corporate and other rights pertaining to such Collateral and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all securities or securities entitlements upon any merger, consolidation, reorganization, recapitalization or other fundamental change, or upon the exercise of the Pledgor or the Secured Party of any right, privilege or option pertaining to such securities or securities entitlements, and in connection therewith, the right to deposit and deliver any and all of the securities or securities entitlements with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine), in each of the foregoing cases, all without liability except to account for property actually received by it, but the Secured Party shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b) Any such sale, lease or other disposition of Collateral may be made without demand for performance or any notice of advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition, the Pledgor agrees that the sending of ten days’ notice by ordinary mail, postage prepaid, to the Pledgor of the place and time of any public sale or of the time at which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. Notwithstanding the foregoing, if any of the Collateral may be materially diminished in value during such ten (10) day period, the Secured Party shall provide the Pledgor with such shorter notice as it deems reasonable under the circumstances.

(c) The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys’ fees and legal expenses incurred by the Secured Party, and then to satisfaction of the Obligations (in accordance with Section 6.06 of the Indenture), and to the payment of any other amounts required by applicable law. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Pledgor will be liable for the deficiency, together with interest thereon, at the rate prescribed in the agreements giving rise to the Obligations, and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral.

9. Power of Attorney. The Pledgor authorizes the Secured Party and does hereby make, constitute and appoint the Secured Party, and any officer or agent of the Secured Party, with full power of substitution, as the Pledgor’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Pledgor: (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to pay or discharge any taxes, liens, security interest or other encumbrances at any time levied or placed on or threatened against the Collateral; (iii) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (iv) to receive, open and dispose of all mail addressed to the Pledgor and to notify the post office authorities to change the address for delivery of mail addressed to the Pledgor to such address as the Secured Party may designate; (v) to exercise all membership rights, voting rights, management rights, rights to be admitted as a member, right to remove, expel, elect, appoint or designate managers of the Company, powers and privileges in connection with the Collateral to the same extent as the Pledgor is entitled to exercise such rights, powers and privileges and (vi) generally to do all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Secured Party’s security interest therein. The Pledgor hereby approves and ratifies all acts of said attorney or designee, who shall not be liable for any acts of commission or omission, nor for any error or judgment or mistake of fact or law except for its own gross negligence or willful misconduct. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The Secured Party may exercise this power of attorney only after the occurrence and during the continuance of an Event of Default.

10. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by U.S. mail or sent by telecopy (with confirmed receipt or followed by overnight delivery) to the addresses (or telecopy numbers) set forth in Section 13.1 of the Indenture. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt or, if mailed, the third business day following the date so mailed, if earlier.

11. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other Person, then the Secured Party shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

12. No Waiver; Rights Cumulative.

(a) No course of dealing between the Pledgor and the Secured Party, or the Secured Party’s failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the Secured Party’s rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

13. Limitation on Secured Party’s Duty in Respect of Collateral. The Secured Party shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control.

14. Amendments, Etc. No alteration, modification, amendment or waiver of any terms and conditions of this Agreement shall be effective or enforceable against the Secured Party unless set forth in a writing signed by the Secured Party.

15. Successors and Assigns. This Agreement and all obligations of the Pledgor and the Secured Party hereunder shall be binding upon the successors and assigns of the Pledgor and the Secured Party, as applicable, and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party and their respective successors and assigns.

16. No Partnership. The relationship between the Secured Party and the Pledgor shall be only of creditor-debtor and no relationship of agency, partner or joint- or co-venturer shall be created by or inferred from this Agreement or the other Note Documents. The Pledgor shall indemnify, defend, and save the Secured Party harmless from any and all claims asserted against the Secured Party as being the agent, partner, or joint-venturer of the Pledgor.

17. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Pledgor and the Secured Party with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. The Pledgor acknowledges and agrees that there is no oral agreement between the Pledgor and the Secured Party which has not been incorporated in this Agreement.

18. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other means of electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

19. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without effecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

20. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement and any claim, controversy or dispute related to or in connection with this Agreement, any Note Document or any of the transactions contemplated hereby or thereby, the relationship of the parties hereto and the interpretation and enforcement of the rights and duties of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York (including, without limitation, Section 5-1401 et seq of the New York General Obligations Law but otherwise without regard to principles of conflicts of laws).

(b) PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, PLEDGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10 hereto. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

21. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

22. Pledge Continuing, Absolute, Unconditional; Waivers; Right to Deal with the Company.

(a) The obligations of the Pledgor hereunder shall be continuing, absolute, unlimited and unconditional, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim the Pledgor may have against the Secured Party or the Company or any other Person, and shall remain in full force and effect without regard to, and, to the fullest extent permitted by applicable law, shall not be released, discharged or in any way affected by, any circumstance or condition (whether or not the Pledgor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense.

(b) The Pledgor unconditionally and irrevocably waive, to the fullest extent permitted by applicable law: (a) notice of any of the matters referred to in Section 22(a); (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against the Pledgor hereunder, including, without limitation, notice of the acceptance of this pledge, or the creation, renewal, extension, modification or accrual of the Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest, nonpayment of any damages or other amounts payable under any Note Document; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any Note Document, including, without limitation, diligence in collection or protection of or realization upon the Obligations or any part thereof or any collateral therefor; (d) any requirement of diligence; (e) any requirement to mitigate the damages resulting from a default by the Company under any Note Document; (f) the occurrence of every other condition precedent to which the Pledgor or the Company may otherwise be entitled; (g) the right to require the Secured Party to proceed against the Company or any other person liable on the Obligations, to proceed against or exhaust any security held by the Company or any other Person, or to pursue any other remedy in the Secured Party’s power whatsoever; (h) the right to have the property of the Company first applied to the discharge of the Obligations and (i) until such time that all Obligations have been indefeasibly paid in full, any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating the Pledgor to the rights of the Secured Party) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Company or any other party liable for payment of any or all of the Obligations for any payment made by the Secured Party under or in connection with this pledge or otherwise. The Secured Party may, at its election, exercise any right or remedy it may have against the Company without affecting or impairing in any way the liability of the Pledgor hereunder and the Pledgor waives, to the fullest extent permitted by applicable law, any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Pledgor against the Company, whether resulting from such election by the Secured Party or otherwise. The Pledgor waives any defense arising by reason of any disability or other defense of the Company or by reason of the cessation for any cause whatsoever of the liability, either in whole or in part, of the Company to the Secured Party for the Obligations. The Pledgor assume the responsibility for being and keeping informed of the financial condition of the Company and of all other circumstances bearing upon the risk of nonpayment of the Obligations and agrees that the Secured Party shall not have any duty to advise the Pledgor of information regarding any condition or circumstance or any change in such condition or circumstance. The Pledgor acknowledges that the Secured Party has not made any representations to the Pledgor concerning the financial condition of the Company.

(c) At any time and from time to time, without terminating, affecting or impairing the validity of this pledge or the obligations of the Pledgor hereunder, the Secured Party may deal with the Company in the same manner and as fully as if this pledge did not exist and shall be entitled, among other things, to grant the Company, without notice or demand and without affecting the Pledgor’s liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of Indebtedness or any part thereof contained in or arising under any Note Document or any other document evidencing obligations of the Company to the Secured Party, or to waive any obligation of the Company to perform, any act or acts as the Secured Party may deem advisable.

21. The Collateral Agent.

(a) The Secured Party has been appointed to act as collateral agent hereunder by the Holders pursuant to the Indenture. Without limiting the generality of any other term or provision herein, the Pledgor acknowledges that the rights and responsibilities of the Secured Party under this Agreement with respect to any action taken by the Secured Party or the exercise or non-exercise by the Secured Party of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Secured Party and the other Secured Creditors, be governed by the Indenture.

(b) In entering into this Agreement, and in taking (or refraining from) any actions under or pursuant to this Agreement, the Secured Party shall be protected by and shall enjoy all of the rights, immunities, protections and indemnities granted to it under the Indenture.

(c) Anything herein to the contrary notwithstanding, whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Secured Party or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Secured Party, it is understood that in all cases the Secured Party shall be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same), in each case in accordance with the Indenture. This provision is intended solely for the benefit of the Secured Party and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement to be effective for all purposes as of the date above first written.

MBIA INC., as Pledgor

By	/s/ Oliver E.W. North
Name:	Oliver E.W. North
Title:	Assistant Vice President and Treasurer

SECURED PARTY:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Collateral Agent

By	/s/ Geoffrey J. Lewis
Name:	Geoffrey J. Lewis
Title:	Vice President

[Signature Page to Newco Equity Pledge Agreement]

MZ Funding LLC hereby acknowledges the security interest granted to the Secured Party pursuant to this Agreement and agrees that upon notice by the Secured Party that it has completed a foreclosure on the membership interests of MZ Funding LLC, MZ Funding LLC shall admit the Secured Party or its designee as a member. MZ Funding LLC hereby acknowledges the power of attorney granted to the Secured Party and agrees that the Secured Party may exercise voting rights to remove, expel, elect, appoint or designate managers of MZ Funding LLC to the extent provided in such grant.

MZ FUNDING LLC

By	/s/ Jonathan Harris
Name:	Jonathan Harris
Title:	Secretary

[Signature Page to Newco Equity Pledge Agreement Acknowledgement]

SCHEDULE I

Pledgor’s chief executive office or principal office	One Manhattanville Road, Purchase, New York 10577

Registered or Legal Name	MBIA Inc.

Other names (including business or trade names) used during the last five (5) years	None

Schedule I

EXHIBIT A

This Exhibit A to the Pledge Agreement, dated as of January 10, 2017 (as amended, restated, amended and restated, supplemented or modified from time to time, the “Pledge Agreement”), made by MBIA INC., a Connecticut corporation (the “Pledgor”) in favor of WILMINGTON SAVINGS FUND SOCIETY, FSB (the “Secured Party”) describes the Collateral granted by the Pledgor to the Secured Party pursuant to the Pledge Agreement. “UCC” means the Uniform Commercial Code as in effect in the State of New York as the UCC may be amended, supplemented or modified from time to time. Any reference to any agreement, instrument or document shall be construed as referring to such agreement, instrument or document, as amended, supplemented or modified from time to time. The Collateral shall be all of the Pledgor’s right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all of the following items of personal property of the Pledgor:

1.	All rights of the Pledgor embodied in or arising out of the Pledgor’s status as the holder of 100% of the limited liability company membership interests of MZ Funding LLC (the “Company”) and all of the Pledgor’s rights, powers and privileges as a limited liability company member relating to, arising out of or attributable to the operating agreement of the Company, consisting of:

a)	all economic rights, including without limitation, all rights to share in the profits and losses of the Company and all rights to receive distributions of the assets of the Company;

b)	all ownership, management, voting, governance or control rights, including without limitation, all rights to vote, consent to action and otherwise participate in the management of the Company pursuant to the operating agreement and certificate of formation;

c)	any other membership rights or rights conferred on a member of the Company pursuant to such entity’s operating agreement; and

d)	any and all other items of personal property of the Company.

2.	All cash, securities, shares, certificates, notes, instruments, rights, receivables and all other property now or hereafter received or receivable by such Pledgor in connection with any sale, exchange, redemption or other disposition of any of the foregoing;

3.	All dividends, instruments, interest, proceeds and other distributions from time to time received, receivable or otherwise distributed, whether in cash, securities or other property on any of the foregoing;

4.	All additions to and substitutions for any of the foregoing;

5.	All cash and non-cash proceeds of any and all of the foregoing, including, without limitation, all payments under insurance, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing;

6.	All other interests and rights of the Pledgor in the Company, including without limitation any right to cause the dissolution of the Company or to appoint or nominate a successor to the Pledgor as a member or other equity holder in the Company;

7.	All proceeds of any of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral

In each case, the foregoing property shall be covered by the Pledge Agreement, whether such Pledgor’s ownership or other rights therein are presently held or hereafter acquired and howsoever the Pledgor’s interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

The granting of the foregoing security interest does not make the Secured Party a successor to the Pledgor as a member of the Company, and no Secured Party nor any of their respective successors, assigns or agents hereunder shall be deemed to have become a member of the Company by accepting this Agreement or exercising any right granted herein unless and until such time, if any, when the Secured Party or any such successor or assign expressly becomes a member of the Company after a foreclosure. Notwithstanding anything herein to the contrary (except to the extent, if any, that the Secured Party or any of its successors or assigns hereafter expressly becomes a member of the Company, neither the Secured Party nor any of their respective successors, assigns or agents shall be deemed to have assumed or otherwise become liable for any debts or obligations of the Company or of the Pledgor to the Company.

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The undersigned has executed this Exhibit A as of the date first written above.

MBIA INC.

By	/s/ Oliver E.W. North
Name:	Oliver E.W. North
Title:	Assistant Vice President and Treasurer